Exhibit 99.2
FY10 2nd Quarter Financial Results Conference Call February 16, 2010

Safe Harbor Statement Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. When used herein, words such as "believe," "expect," "anticipate," "project," "plan," "estimate," "will" or "intend" and similar words or expressions as they relate to the Company or its management constitute forward- looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management's discussion and analysis contained from time- to-time in the Company's filings with the Securities and Exchange Commission.

Today's Call Agenda Q2 Consolidated Results Segmented Operating Results Liquidity & Capital Resources Key Imperatives Update Growth Planning Operational Performance Communications 2nd Half Outlook

Q2 Consolidated Results ( $ in 000 's , except per share ) 2009 2008 Net Sales $ 47,223 $ 54,516 Gross Profit 8,141 3,897 Restructuring / Impairment Charges 1,007 31 Operating Income (Loss) 1,310 (1,228) Net Income (Loss) 3,248 (2,791) Earnings (Loss) per share, basic and diluted 0.33 (0.28) 3 months ending December 31

Medical Operating Results (3 months ending Decemember 31) SEGMENT 2009 % of Total 2008 % of Total % Change Medical $ 17,358 37% $ 15,259 28% 14% EMS 14,399 31% 34,561 64% -58% DSS 19,022 40% 7,784 14% 144% Eliminations (3,556) -8% (3,088) -6% 15% Totals $ 47,223 100% $ 54,516 100% -13% (3 months ending Decemember 31) SEGMENT 2009 GP % 2008 GP % Medical $ 2,469 14% $ 1,651 11% EMS 711 5% 1,420 4% DSS 4,961 26% 826 11% Totals $ 8,141 17% $ 3,897 7% SALES GROSS PROFIT

EMS Operating Results (3 months ending Decemember 31) SEGMENT 2009 % of Total 2008 % of Total % Change Medical $ 17,358 37% $ 15,259 28% 14% EMS 14,399 31% 34,561 64% -58% DSS 19,022 40% 7,784 14% 144% Eliminations (3,556) -8% (3,088) -6% 15% Totals $ 47,223 100% $ 54,516 100% -13% (3 months ending Decemember 31) SEGMENT 2009 GP % 2008 GP % Medical $ 2,469 14% $ 1,651 11% EMS 711 5% 1,420 4% DSS 4,961 26% 826 11% Totals $ 8,141 17% $ 3,897 7% SALES GROSS PROFIT

DSS Operating Results (3 months ending Decemember 31) SEGMENT 2009 % of Total 2008 % of Total % Change Medical $ 17,358 37% $ 15,259 28% 14% EMS 14,399 31% 34,561 64% -58% DSS 19,022 40% 7,784 14% 144% Eliminations (3,556) -8% (3,088) -6% 15% Totals $ 47,223 100% $ 54,516 100% -13% (3 months ending Decemember 31) SEGMENT 2009 GP % 2008 GP % Medical $ 2,469 14% $ 1,651 11% EMS 711 5% 1,420 4% DSS 4,961 26% 826 11% Totals $ 8,141 17% $ 3,897 7% SALES GROSS PROFIT

Liquidity & Capital Resources 17,011 25,588 22,958 3,002 19,826 0.42 0.36 0.20 0.20 0.05 0 25,000 50,000 Jun-06 Jun-07 Jun-08 Jun-09 Dec-09 Outstanding Debt ($ '000) 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 Debt:Equity Ratio ($ in '000) Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Cash and equivalents 5,547 6,224 36,261 20,718 12,012 LOC Availability 3,716 1,716 1,490 3,990 15,461 Total 9,263 7,940 37,751 24,708 27,473 ($ in '000) Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Credit Revolver 15,500 15,500 15,500 - - Long Term Debt 4,400 3,900 3,400 - - Astro Owners 3,005 3,005 2,031 2,031 1,029 IRB (Ohio) 2,084 2,056 2,028 2,000 1,973 Total 24,989 24,461 22,959 4,031 3,002 ($ in '000) Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Net Inventory 55,681 51,079 38,435 35,454 31,888 Cash Availability Debt Inventory

FY 2010 Key Imperatives Create and Deploy a Long Term Vision and Strategy Achieve Profitable Growth Achieve Best-In-Class Operational Performance Develop, and Maintain a Strong, Lean, Highly Competent Organization Deploy an Optimized IT Infrastructure and System Effectively Communicate and Serve the Interest of Sparton Employees, Current Shareholders, Customers, Suppliers, and Potential Investors

Growth Planning

Past 12 months		DSS	Medical	EMS
Pricing Strategies Engineering Developmental Projects in DSS & Medical Manufacturing Opportunities in EMS SpartonEXPRESS Increased Business Development Resources	+	Continued ASW Developmental Engineering Projects New Products in Navigation System and Acoustic Detection & Communications New Markets: Port Security, Oil & Gas, and Advanced Security	Continued IVD Developmental & Manufacturing Projects Expand IVD Presence Geographically & Vertically New Market: Therapeutic, specifically in Cardiology, Orthopedic, and Surgical segments	Continued Operational Enhancements SpartonEXPRESS Low Cost Country Solutions Expand Value-Added Services Box Build Projects Intercompany Supply

Past 12 months | Future Direction (DSS, Medical, EMS)

SPARTON CORPORATION

10

Operation Performance Lean Deployment (5 Steps) Quality Strategy (4 Steps) Waste Removed Variation Reduced Lean Champion in each facility 47 continuous improvement events completed to date 12 black belts 30 green belts

Communications Quarterly conference calls Site visits to have All Employee Meetings New website Quarterly newsletter available to all stakeholders Investor Relations conferences and road shows

2nd Half Outlook Return to profitability was previously expected FY10 Q3 Higher margin foreign sonobuoy sales will be reduced in the 2nd half Higher 1st half gross margins in DSS were attributable to a better than planned sonobuoy lot test success rate Medical sales may potentially soften in the second half Anticipate further gross margin improvements in EMS We believe that full year profitability will exceed internal expectations

Questions?